               FIRST AMENDED AND RESTATED INTERCREDITOR AGREEMENT

                                      among

                             Bank of America, N.A.,
           as Agent under a Credit Agreement with TruServ Corporation,

         Allstate Insurance Company and certain financial institutions,

   The Prudential Insurance Company of America and certain of its affiliates,

                      Shelf Noteholders, TRUSERV 1998 Trust
               Wilmington Trust Company in its individual capacity
                              and as owner trustee,
                       BMO Global Capital Solutions, Inc.,
                    Bank of Montreal, as Administrative Agent

                             Bank of America, N.A.,
                               as Collateral Agent

                                       and

                           TruServ Corporation, et al.



                           Dated as of April 11, 2002

                                TABLE OF CONTENTS

                                                                        PAGE



SECTION 1.  DEFINED TERMS AND INTERPRETATION.........................      3

SECTION 2.  APPOINTMENT OF COLLATERAL AGENT..........................     13

SECTION 3.  ADMINISTRATION; EXERCISE OF REMEDIES.....................     13

SECTION 4.  APPLICATION OF INTERIM PROCEEDS; INTERIM TRUE UP.........     15

SECTION 5.  FINAL TRUE UP............................................     17

SECTION 6.  APPLICATION OF PROCEEDS AFTER FINAL TRUE UP EVENT........     18

SECTION 7.  SPECIAL TRUST ACCOUNT; RECEIPT OF PROCEEDS; SHARING......     20

SECTION 8.  INFORMATION FROM BENEFITED PARTIES.......................     21

SECTION 9.  DISCLAIMERS, INDEMNITY, ETC..............................     22

SECTION 10.  INVALIDATED PAYMENTS....................................     26

SECTION 11.  MISCELLANEOUS...........................................     27





SCHEDULE I          SENIOR NOTE AGREEMENTS
SCHEDULE II         COLLATERAL DOCUMENTS
SCHEDULE III        LIST OF SCHEDULED SALES
SCHEDULE IV         ORIGINAL SHELF NOTE RATES


EXHIBIT A           FORMS OF MAKE-WHOLE ORIGINAL NOTE
EXHIBIT B           FORMS OF MAKE-WHOLE DELTA NOTE

               FIRST AMENDED AND RESTATED INTERCREDITOR AGREEMENT

         This FIRST AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement") dated as of April 11, 2002, amends and restates in its entirety the Intercreditor Agreement (the "Original Intercreditor Agreement") dated as of April 14, 2000 entered into among BANK OF AMERICA, N.A. ("Bank of America") in its capacity as Agent for various financial institutions under the Credit Agreement defined below (in such capacity, together with its successors and assigns in such capacity, the "Agent"), such various financial institutions, The Prudential Insurance Company of America ("Prudential") and certain of its affiliates (together with their respective successors and assigns, individually each a "Shelf Noteholder" and collectively the "Shelf Noteholders") as holders of certain notes issued by TruServ Corporation (the "Company") under the Shelf Agreement defined below, the holders (together with their respective successors and assigns, individually each a "Senior Noteholder" and, collectively, the "Senior Noteholders") of certain notes issued by the Company under the Senior Note Agreements defined below, Wilmington Trust Company, in its individual capacity and as owner trustee, BMO Global Capital Solutions, Inc., Bank of Montreal, in its capacity as administrative agent and Bank of America, as Collateral Agent (as defined below).

                                 R E C I T A L S

         A. Pursuant to an Amended and Restated Credit Agreement dated as of April 14, 2000 (the "Original Credit Agreement") among the Company, certain financial institutions party thereto (together with their respective successors and assigns, individually each a "Lender" and collectively the "Lenders") and the Agent, the Lenders have made available to the Company certain loans and other financial accommodations.

         B. Pursuant to (i) a Note Agreement dated as of April 13, 1992 (the "Cotter Note Agreement") and (ii) an Amended and Restated Private Shelf Agreement dated as of November 13, 1997 (collectively with the Cotter Note Agreement and each as amended and through the date hereof, the "Shelf Agreement") between the Company (previously known as Cotter & Company) and Prudential, the Company issued and sold certain notes (the "Shelf Notes") to the Shelf Noteholders.

         C. Pursuant to the Amended and Restated Note Agreements dated April 14, 2000 listed on Schedule I to the Original Intercreditor Agreement (collectively, as amended through the date hereof, the "Senior Note Agreements"), the Company issued and sold certain notes (the "Senior Notes") to the Senior Noteholders.

         D. Bank of America (together with its successors and assigns in each one's capacity as a provider of cash management services, the "Cash Management Bank") has provided and may from time to time hereafter provide overdraft protection, Automated Clearing House services and other cash management services to the Company (any arrangement to provide such protection and/or services, a "Cash Management Arrangement").

         E. Pursuant to a Guaranty dated as of April 30, 1998 (the "Synthetic Lease Guaranty") issued in favor of TruServ 1998 Trust, Wilmington Trust Company, in its individual capacity and as Owner Trustee, BMO Global Capital Solutions, Inc. (then known as BMO Leasing (U.S.), Inc.), as Agent Certificate Holder, BMO Global Capital Solutions, Inc. (then known as BMO Leasing (U.S.), Inc.) and various other financial institutions, as Certificate Holders, Bank of Montreal, as Administrative Agent, and Bank of Montreal and various other financial institutions, as Lenders (all of the foregoing, together with their respective successors and assigns, individually each a "Synthetic Lease Lender" and, collectively, the "Synthetic Lease Lenders"), the Company has guaranteed all obligations of Mary Green, LLC under or in connection with the "Operative Documents" referred to in the Synthetic Lease Guaranty (the "Operative Documents");

         F. Pursuant to the Guaranty dated as of April 14, 2000 (the "Subsidiary Guaranty"), certain subsidiaries of the Company have guaranteed the payment of all obligations of the Company under or in connection with the Credit Agreement, the Shelf Agreement and the Shelf Notes, the Senior Note Agreements and the Senior Notes, the Cash Management Arrangements, the Synthetic Lease Guaranty and the Collateral Documents (as defined in Section 1).

         G. Pursuant to the Original Intercreditor Agreement, the Company and the other Debtors (as defined in Section 1) agreed to grant collateral security for their respective obligations under the Credit Agreement, the Shelf Agreement and the Shelf Notes, the Senior Note Agreements and the Senior Notes, the Cash Management Arrangements, the Synthetic Lease Guaranty and the Subsidiary Guaranty, as applicable, pursuant to one or more of the Collateral Documents.

         H. Pursuant to the Original Intercreditor Agreement, the Agent, the Lenders, the Shelf Noteholders, the Senior Noteholders, the Cash Management Bank, the Synthetic Lease Lenders, the Company and the other Debtors agreed that the Credit Agreement Obligations, the Shelf Obligations, the Senior Note Obligations, the Cash Management Obligations, the Synthetic Lease Obligations and the Subsidiary Guaranty Obligations (each as defined in Section 1) became secured pursuant to the Collateral Documents subject to the respective priorities provided in the Original Intercreditor Agreement; and the Benefited Parties (as defined in Section 1) appointed Bank of America to act as collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent") on behalf of all Benefited Parties regarding the Subsidiary Guaranty and the Collateral (as defined in Section 1), all as more fully provided therein.

         I. The Original Intercreditor Agreement also provided for collateral for LC Obligations, IRB Obligations and Canadian Guaranty Obligations (each as defined in the Original Intercreditor Agreement) and for Cash Management Obligations, as defined in the Original Intercreditor Agreement, for the benefit of each cash management bank other than Bank of America. All such obligations have been repaid in full.

         J. The Agent and the Lenders have agreed to amend and restate in its entirety the Original Credit Agreement as the Second Amended and Restated Credit Agreement dated as of April 11, 2002 (the "Credit Agreement").


                                     Page 2              Intercreditor Agreement

         K. The Senior Noteholders have agreed to enter into that certain Amendment to the Amended and Restated Note Purchase Agreement dated as of April 11, 2002.

         L. Pursuant to the request of the Company, the Shelf Noteholders and the Company have agreed to amend the Shelf Agreement as set forth in that certain letter amendment dated as of April 11, 2002.

         M. The Synthetic Lease Lenders have agreed to enter into that certain Fourth Amendment to Participation Agreement, Second Amendment to Master Lease and Loan Agreement dated as of April 11, 2002.

         N. Subject to Section 11(l) herein, the parties to the Original Intercreditor Agreement have agreed to amend and restate the Original Intercreditor Agreement herein in its entirety.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree that the Original Intercreditor Agreement is hereby amended and restated in its entirety as follows:

SECTION 1. DEFINED TERMS AND INTERPRETATION.

         (a) As used in this Agreement, the following terms have the respective meanings set forth below, all such definitions to be appropriately applicable to the singular and plural forms of the terms defined:

         Affected Benefited Party - see Section 10.

         Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, partnership interests or membership interests, by contract, or otherwise. A Person that is or was a Member, Substantial Stockholder or material customer shall not be deemed an "Affiliate" solely on account of such status absent satisfying the control test hereinabove.

         Agent - see the Preamble.

         Agreement - see the Preamble.

         Bank of America - see the Preamble.

         Bankruptcy Proceeding means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or


                                     Page 3              Intercreditor Agreement
seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         Benefited Obligations means, (a) with respect to the Company, all Credit Agreement Obligations, all Shelf Obligations, all Senior Note Obligations, all Cash Management Obligations, all Synthetic Lease Obligations, including (without limitation) any and all Make-Whole Obligations, and all obligations in respect of interest, accreted interest, breakage costs, premium, yield maintenance, make-whole, commissions, fees, indemnities, expense reimbursements and unfunded liabilities in respect thereof and (b) with respect to any other Debtor, all Subsidiary Guaranty Obligations of such Debtor.

         Benefited Parties means, with respect to any Debtor, the holders from time to time of the Benefited Obligations of such Debtor.

         Business Day means any day other than (i) a Saturday or a Sunday and
(ii) a day on which commercial banks in New York City are required or authorized to be closed.

         Cash Management Arrangements - see the Recitals.

         Cash Management Bank - see the Recitals.

         Cash Management Obligations means all obligations of the Company under or in connection with any Cash Management Arrangements, including reimbursement obligations relating thereto, overdraft liabilities, fees, expenses and indemnities and shall include, without limitation, all obligations of the Collateral Agent to reimburse Fleet National Bank in respect of paragraph 7 of the Fleet Blocked Account Agreement.

         Code means the Uniform Commercial Code as the same may from time to time be in effect in the State of Illinois.

         Collateral means, with respect to any Debtor, all property and interests in property of such Debtor in which a Lien has been created in favor of: (i) the Collateral Agent for the benefit of the Benefited Parties and/or
(ii) any Benefited Party to secure the Benefited Obligations of such Debtor; provided that, to the extent the Synthetic Lease Lenders have a first Lien thereon, Collateral shall not include the Synthetic Collateral.

         Collateral Agent - see the Recitals.

         Collateral Document means each of the documents referred to on Schedule II and any other document or instrument pursuant to which any Debtor grants to the Collateral Agent or any Benefited Party a Lien on any property to secure any of the Benefited Obligations.

         Company - see the Preamble.

         Contingent Obligation means with respect to (i) the Synthetic Lease Guaranty, any portion of the obligations guaranteed pursuant to such guaranty which is not then due and


                                     Page 4              Intercreditor Agreement
payable and (ii) any letter of credit issued under a Financing Agreement, the undrawn amount of such letter of credit for which the issuer thereof does not hold cash collateral in respect thereof.

         Cotter Note Agreement - see Recitals.

         Credit Agreement - see the Recitals.

         Credit Agreement Commitment means, initially, the $200,000,000 Commitment under the Credit Agreement, and as reduced thereafter by the application of Interim Proceeds distributed to the Lenders, and as voluntarily reduced by the Company from time to time.

         Credit Agreement Obligations means all obligations of the Company under or in connection with the Credit Agreement, including for principal, interest, fees, reimbursement obligations under bankers' acceptances, breakage costs, expenses and indemnities.

         Creditor means a holder of Benefited Obligations.

         Debtor means the Company and each subsidiary of the Company which is a party to the Subsidiary Guaranty or any Collateral Document.

         Defaulting Creditor - see Section 5.

         Enforcement means the commencement of any enforcement, collection (including judicial or non-judicial foreclosure) or similar proceeding with respect to any Collateral or the Subsidiary Guaranty.

         Event of Default means an "Event of Default" as defined in the Credit Agreement, the Shelf Agreement, any Senior Note Agreement, or the Operative Documents or any similar event under any other Financing Agreement which causes any Benefited Obligations, or permits any Benefited Party (or group of Benefited Parties) to cause any Benefited Obligations, to become due and payable (or to be required to be repaid, repurchased, redeemed or defeased) prior to their stated maturity.

         Excess Cash Proceeds means for any fiscal year, commencing with the fiscal year ended on or about December 31, 2002 (or for any other period for which "Excess Cash Flow" (as defined in the Financing Agreements) gives rise to a prepayment obligation under the Financing Agreements), an amount equal to "Excess Cash Flow" with respect to such fiscal year (or such applicable period) as determined pursuant to the Financing Agreements (as in effect on the date hereof).

         Final Principal Obligations - see Section 5.

         Final Proceeds means any and all proceeds of Collateral, Net Disposition Proceeds and Net Debt Proceeds received upon or after the occurrence of a Final True Up Event and includes amounts payable to the Collateral Agent pursuant to Sections 5 and 7.


                                     Page 5              Intercreditor Agreement

         Final Settlement Percentage means, for each Primary Benefited Party and the Cash Management Bank, the percentage (rounded to the closest thousandth) such party's total aggregate outstanding Benefited Obligations represents of the total aggregate outstanding of all the Primary Benefited Parties' Benefited Obligations (it being agreed that for purposes of this definition, Benefited Obligations in the case of (i) the Noteholders shall not include the amount of any Make-Whole Delta Obligations and (ii) the Synthetic Lease Lenders shall not exceed the Synthetic Maximum Shortfall) plus the Benefited Obligations of the Cash Management Bank (subject to the aggregate cap for the Cash Management Bank set forth in the proviso hereinafter), such percentage to be calculated as of the Final True-Up Date and after taking into account all payments made to such party pursuant to Section 5 and clauses SECOND and THIRD of Section 6; provided, that the total aggregate maximum outstanding Benefited Obligations of the Cash Management Bank to be used for calculation of the Final Settlement Percentage herein shall in no event exceed $66,000,000.

         Final True-Up Date - see Section 5.

         Final True Up Event means (a) the commencement of a Bankruptcy Proceeding with respect to the Company; (b) the repayment in full of all Principal Benefited Obligations of (i) the Lenders, (ii) the Shelf Noteholders, or (iii) the Senior Noteholders; (c) the refinancing of the Credit Agreement Obligations or the Senior Note Obligations or the Shelf Obligations; (d) the Credit Agreement Commitment is no longer available to the Company or has been terminated; or (e) the acceleration of the Credit Agreement Obligations, the Senior Note Obligations or the Shelf Obligations has occurred.

         Final True-Up Percentages - see Section 5.

         Financing Agreements means the Credit Agreement, the Shelf Agreement, the Shelf Notes, the Senior Note Agreements, the Senior Notes, the Synthetic Lease Guaranty, this Agreement, the Subsidiary Guaranty and the Collateral Documents.

         Fleet Blocked Account Agreement means that certain Three-Party Blocked Account Service Agreement dated as of December 10, 2001 among the Company, the Collateral Agent, and Fleet National Bank.

         Hagerstown Excess means the positive amount, if any, by which the amount of Hagerstown Proceeds exceeds the lesser of (1) $39,990,654.52 or (2) the aggregate amount of the outstanding Synthetic Lease Obligations at such time.

         Hagerstown Facility means the distribution center located at 16500 Hunters Green Parkway, Hagerstown, Maryland.

         Hagerstown First Lien means the Lien on the Hagerstown Facility held by the Synthetic Lease Lenders.

         Hagerstown Overage means the positive amount, if any, by which the amount of the Hagerstown Proceeds exceeds $19,995,327.26, but shall not include any Hagerstown Excess.


                                     Page 6              Intercreditor Agreement

         Hagerstown Proceeds means all proceeds from the sale of the Hagerstown Facility.

         Hagerstown Second Lien means the Lien on the Hagerstown Facility held by the Collateral Agent for the benefit of the Benefited Parties.

         Interim Proceeds means any and all (i) cash proceeds of notes received from the sale of assets, including proceeds of the Lumber Note; (ii) Net Disposition Proceeds to the extent consisting of cash required to be prepaid under any of the Financing Agreements, (iii) Net Debt Proceeds required to be prepaid under any of the Financing Agreements, and (iv) Excess Cash Proceeds, in each case received prior to the occurrence of a Final True Up Event; provided, however, that Hagerstown Proceeds shall not constitute Interim Proceeds; provided further, however, that after the Interim True Up Event has occurred, the Hagerstown Excess, if any, shall be Interim Proceeds.

         Interim True Up Event means the sale of the Hagerstown Facility.

         Interim True Up Percentages means, for each Primary Benefited Party, the percentage (rounded to the closest thousandth) that such party's base outstanding on April 1, 2001 as set forth below represents of the total aggregate base outstanding (see (2) below, which shall be the sum of the amounts listed under the caption "Base Out-Standing"); provided that the base outstanding for the Synthetic Lease Lenders to be used as (1) below shall be $19,995,327.26 minus the amount of the Hagerstown Overage:

                              Base Outstanding 4/1/01       Percentage
                              -----------------------       ----------
Lenders                                 $ 172,500,000       172,500,000/(2)
Shelf Noteholders                       $ 180,000,000       180,000,000/(2)
Senior Noteholders                      $ 105,000,000       105,000,000/(2)
Synthetic Lease Lenders                            (1)               (1)/(2)
               TOTAL BASE                          (2)              100%


         Lender - see the Recitals.

         Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment for security, charge or deposit arrangement, encumbrance, preferential arrangement in the nature of security or lien (statutory or other) in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

         Lumber Note means the $19,500,000 promissory note made by Builder Marts of America, Inc. on December 29, 2000, payable to the Company.

         Make-Whole Amount means (a) with respect to the Shelf Agreement and Shelf Obligations, the amount resulting from the calculation of "Yield Maintenance Amount" as


                                     Page 7              Intercreditor Agreement
defined in the Shelf Agreement and (b) with respect to the Senior Note Agreements and the Senior Note Obligations, the amount resulting from the calculation of the "Make-Whole Amount" as defined in the Senior Note Agreements.

         Make-Whole Delta Amount means the positive amount, if any, (a) with respect to the Shelf Agreement and Shelf Obligations, by which the respective Make-Whole Amount exceeds the amount resulting from the calculation of the corresponding Original Yield Maintenance Amount and (b) with respect to the Senior Note Agreements and the Senior Note Obligations, by which the respective Make-Whole Amount exceeds the amount resulting from the calculation of the corresponding Original Yield Maintenance Amount.

         Make-Whole Delta Interest Obligation means all obligations of the Company to pay interest on Make-Whole Delta Notes at the rates set forth in such notes.

         Make-Whole Delta Notes means any and all notes issued by the Company from time to time to evidence the obligations of the Company to pay the Make-Whole Delta Amounts owed to the Noteholders in the form of Exhibit B attached hereto and made a part hereof.

         Make-Whole Delta Obligations means all obligations of the Company to pay any Make-Whole Delta Amount and any Make-Whole Delta Interest Obligations.

         Make-Whole Obligations means, collectively, all obligations of the Company to pay Make-Whole Original Obligations and Make-Whole Delta Obligations.

         Make-Whole Original Amount means (a) with respect to the Shelf Agreement and Shelf Obligations, the Original Yield Maintenance Amount, (b) with respect to the Senior Note Agreements and the Senior Note Obligations, the Original Yield Maintenance Amount, and (c) with respect to the Noteholders, collectively, the aggregate sum of the Original Yield Maintenance Amounts under
(a) and (b).

         Make-Whole Original Interest Obligation means all obligations of the Company to pay interest on Make-Whole Original Notes at the rates set forth in such notes.

         Make-Whole Original Note means any and all notes issued by the Company from time to time to evidence the obligations of the Company to pay the Make-Whole Original Amounts owed to the Noteholders in the form of Exhibit A attached hereto and made a part hereof.

         Make-Whole Original Obligations means all obligations of the Company to pay any Make-Whole Original Amount and any Make-Whole Original Interest Obligations.

         Member means any Person which is a stockholder of the Company or has applied for stock ownership of the Company.

         Net Debt Proceeds means, as to any issuance of debt by any Person, cash proceeds received by such Person in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person, such costs and expenses not to exceed 5% of the gross proceeds of such issuance;


                                     Page 8              Intercreditor Agreement
provided, that mere renewal and reissuance (without receipt of proceeds by the Company) of existing subordinated debt to current and former Members or their related parties by the Company shall be excluded.

         Net Disposition Proceeds means, as to any disposition of assets (other than of inventory in the ordinary course of business and the sale of the Hagerstown Facility), proceeds in cash, checks or other cash equivalent financial instruments, notes and other means of payment, as and when received by such Person, net of: (a) the direct costs relating to such disposition, excluding amounts payable to such Person or any Affiliate of such Person, (b) an estimate of cash taxes paid or payable by such Person within nine months of the disposition as a direct result thereof and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on purchase money liens on the asset which is the subject of such disposition. Net Disposition Proceeds shall include any insurance proceeds received upon the loss of, damage to, or destruction of property, except that (i) up to $1,000,000 per occurrence of such insurance proceeds may be applied to replace, repair, restore or rebuild such property without the consent of any party hereto and (ii) any such proceeds in excess of $1,000,000 for each occurrence may be applied to replace, restore or rebuild such property with the consent of the Required Benefited Parties.

         Noteholders means, collectively, the Senior Noteholders and the Shelf Noteholders.

         Notice of Final True Up Event - see subsection 7(b).

         Operative Documents - see the Recitals.

         Original Credit Agreement - see the Recitals.

         Original Intercreditor Agreement - see the Preamble.

         Original Shelf Note Rate means, for each Shelf Note, its respective interest rate set forth on Schedule IV attached hereto, representing the interest rate applicable to such Shelf Note upon its issuance.

         Original True-Up Percentages - see Section 4.

         Original Yield Maintenance Amount means (a) with respect to the Shelf Agreement and Shelf Obligations, the "Yield Maintenance Amount" as defined in the Shelf Agreement and calculated in respect of the Original Shelf Note Rate and (b) with respect to the Senior Note Agreements and the Senior Note Obligations, the "Make-Whole Amount" as defined in the Senior Note Agreement and calculated in respect of the original interest rate of 6.85% as set forth therein.

         Outstanding means at any time all Benefited Obligations (including Contingent Obligations) then outstanding and unpaid, whether or not due.


                                     Page 9              Intercreditor Agreement

         Paint Business means the manufacturing portion of the business classified as the "Paint Segment" in the Company's form 10-K for the fiscal year ended December 31, 2000. For clarification, a sale of the Paint Business is neither a Scheduled Sale nor a Permitted Sale.

         Payment means any payment or receipt of Proceeds from the Company or any other Debtor or any other source with respect to any Benefited Obligations (including from the exercise of any set-off).

         Permitted Sale means any sale of an asset by the Company which, without causing a default or an Event of Default, is permitted under the terms of the Financing Agreements and for which no consent of any Benefited Party is required.

         Person means any individual, corporation, partnership, limited liability company, trust or other entity.

         Principal Benefited Obligations means, at any time, the obligations of the Company for: (i) the principal amount outstanding at such time under the Credit Agreement, the Senior Note Agreements and Senior Notes, the Shelf Agreement and Shelf Notes, and (ii) the attributed principal amount of obligations owing under the Synthetic Lease Guaranty but not to exceed the Synthetic Maximum Shortfall at such time.

         Primary Benefited Parties - see Section 4.

         Proceeds (a) with respect to any Collateral, has the meaning assigned to it under the Code and, in any event, includes (i) any and all proceeds of any collection, sale or other disposition of such Collateral and (ii) any and all amounts from time to time paid or payable under or in connection with any of such Collateral; and (b) with respect to the Subsidiary Guaranty, means all amounts paid to or received by the Collateral Agent or any other Benefited Party under the Subsidiary Guaranty.

         Prudential - see the Preamble.

         Repayment Event - see Section 10.

         Required Benefited Parties means (a) prior to the payment in full of all Final Principal Obligations and the termination of the "Commitments" under and as defined in the Credit Agreement (as in effect on the date hereof), each of: the "Required Lenders" as defined in the Credit Agreement (as in effect on the date hereof), the "Required Holders" as defined in the Shelf Agreement (as in effect on the date hereof), the "Majority Holders" as defined in the Senior Note Agreements (as in effect on the date hereof) and Benefited Parties holding more than 50% of the outstanding principal or face amount of the Principal Benefited Obligations; and (b) thereafter, Benefited Parties holding more than 50% of the Benefited Obligations. For purposes of the foregoing and Section 11(b), the principal amount of the outstanding Synthetic Lease Obligations shall be the principal amount of the Synthetic Lease Obligations guaranteed pursuant to the Synthetic Lease Guaranty less the value of the Specific Collateral held for such Synthetic Lease Obligations and the amount of cash held by the Collateral Agent for the


                                     Page 10             Intercreditor Agreement

Synthetic Lease Obligations pursuant to clause SECOND of Section 4 and clauses SECOND and FOURTH of Section 6.

         Scheduled Sales means the proceeds from the sales of the Canadian subsidiary, the Indianapolis facility, the lumber business, the Hagerstown Excess, and the sales listed on Schedule III.

         Second Tier Benefited Obligations means (i) all Make-Whole Delta Obligations, (ii) all Synthetic Lease Obligations in excess of the Synthetic Maximum Shortfall and (iii) all Cash Management Obligations which have not been satisfied (w) from the $4,000,000 in cash collateral held as Specific Collateral, (x) by set-off, chargeback, account adjustment, or charge/deduction against an account of any Debtor, (y) by reimbursement from or payment by any Debtor or (z) pursuant to any payment under clause FOURTH of Section 6 hereof.

         Senior Note Agreements - see the Recitals.

         Senior Note Obligations means all obligations of the Company under or in connection with the Senior Note Agreements and the Senior Notes, including all principal of, premium and make-whole amounts, if any, and interest on any Senior Note issued thereunder, and all fees, expenses and indemnities.

         Senior Noteholder - see the Preamble.

         Senior Notes - see the Recitals.

         Shelf Agreement - see the Recitals.

         Shelf Noteholder - see the Preamble.

         Shelf Notes - see the Recitals.

         Shelf Obligations means all obligations of the Company under or in connection with the Shelf Agreement and the Shelf Notes, including, without limitation, all principal of, yield maintenance amount, premium and make-whole amounts if any, and interest on any Shelf Note, and all fees, expenses and indemnities.

         Special Trust Account means an interest bearing trust account maintained by the Collateral Agent, in accordance with its standard procedures for handling trust funds, for the purpose of receiving and holding Payments, for the benefit of the Benefited Parties.

         Specific Collateral means in the case of (i) the Synthetic Lease Lenders, all property in which the Synthetic Lease Lenders have a Lien or an ownership interest pursuant to the Operative Documents (the "Synthetic Collateral") and (ii) the Cash Management Bank and Cash Management Obligations, $4,000,000 in cash representing (x) the first $2,000,000 in the "Peg Account" as defined in the Fleet Blocked Account Agreement and (y) the $2,000,000 ACH coverage deposit being retained by the Cash Management Bank.


                                     Page 11             Intercreditor Agreement

         Specific Obligations means all Synthetic Lease Obligations and all Cash Management Obligations.

         Subsidiary Guaranty - see the Recitals.

         Subsidiary Guaranty Obligations means, with respect to any Debtor other than the Company, all obligations of such Debtor under or in connection with the Subsidiary Guaranty.

         Substantial Portion means, with respect to Collateral, a portion of Collateral such that the aggregate book value of such portion as a percentage of the aggregate book value of all the Collateral is in excess of 10%.

         Substantial Stockholder means (i) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of the Company (of any class having ordinary voting power for the election of directors) aggregating five percent (5%) or more of such voting power or (ii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) of this definition.

         Synthetic Collateral - see the definition of "Specific Collateral".

         Synthetic Lease Guaranty - see the Recitals.

         Synthetic Lease Lender - see the Recitals.

         Synthetic Lease Obligations means all obligations of the Company under or in connection with the Synthetic Lease Guaranty.

         Synthetic Maximum Shortfall means initially $19,995,327.26 and thereafter such amount as reduced by (i) any Interim Proceeds paid to the Synthetic Lease Lenders under Section 4 and (ii) the amount of the Hagerstown Overage, if any.

         True-Up Amount - see Section 6.

         True-Up Payment - see Section 5.

         (b) Section captions are included in this Agreement for convenience only and shall not be given effect in interpreting this Agreement. The term "including" shall in all cases mean "including, without limitation." Reference to any agreement (including this Agreement), document, note or instrument means such agreement, document, note or instrument as amended, restated or otherwise modified from time to time; and the terms "Credit Agreement," "Senior Note Agreement", "Shelf Agreement" and "Operative Documents" shall include any agreement refinancing or replacing any of the foregoing (and corresponding terms, such as "Credit Agreement Obligations," "Senior Note Obligations", "Shelf Obligations", "Synthetic Lease Obligations","Senior Noteholder", "Shelf Noteholder", "Synthetic Lease Lender" and "Lender" shall be deemed amended accordingly); provided that no agreement refinancing or replacing any of the foregoing shall (i) in the case of a revolving credit facility, increase the amount available


                                     Page 12             Intercreditor Agreement
or shorten the scheduled availability period thereunder; or (ii) in the case of a term loan facility or note issuance, increase the amount outstanding thereunder or shorten the scheduled maturity of any installment thereof, without, in each case, the consent of the Required Benefited Parties.

SECTION 2. APPOINTMENT OF COLLATERAL AGENT; COLLATERAL.

         Each of the Lenders and each other Benefited Party hereby designates and appoints Bank of America to serve as the Collateral Agent under this Agreement, the Subsidiary Guaranty and the Collateral Documents. Each of the Lenders and each other Benefited Party hereby authorizes the Collateral Agent to act as agent for the Benefited Parties for the purposes of executing and delivering on behalf of the Benefited Parties the Collateral Documents and, subject to the provisions of this Agreement, enforcing the Benefited Parties' rights under the Subsidiary Guaranty and the Collateral Documents and the obligations of the Debtors thereunder, together with such other powers as are reasonably incidental thereto.

         Each of the Debtors represents and warrants that other than the assets subject to the Hagerstown First Lien, all of its Collateral is subject to a valid and perfected first priority Lien in favor of the Collateral Agent to the extent required by the Collateral Documents and subject only to Permitted Liens (as defined in the Collateral Documents). Each Debtor hereby covenants that it will promptly deliver to the Collateral Agent all Collateral (or such documentation necessary to perfect its Lien therein) it receives hereinafter.

SECTION 3. ADMINISTRATION; EXERCISE OF REMEDIES.

         (a) Except as set forth in subsection 3(g), the Collateral Agent agrees that it will not (i) release any Liens or Collateral without the written consent of the Required Benefited Parties or (ii) commence Enforcement without the written direction of the Required Benefited Parties. The Collateral Agent agrees to administer the Collateral and to make such demands and give such notices under the Subsidiary Guaranty and the Collateral Documents as the Required Benefited Parties may request, and to take such action to enforce the Subsidiary Guaranty and the Collateral Documents and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed by the Required Benefited Parties. The Collateral Agent shall not be required to take any action that is in the reasonable opinion of counsel to the Collateral Agent contrary to applicable law or to the terms of this Agreement, the Subsidiary Guaranty or any Collateral Document, or that would in the reasonable opinion of such counsel subject the Collateral Agent or any of its officers, employees, agents or directors to additional liability, and the Collateral Agent shall not be required to take any action under this Agreement, the Subsidiary Guaranty or any Collateral Document unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

         (b) Each Benefited Party agrees that the Collateral Agent shall act as the Required Benefited Parties may request (regardless of whether any individual Benefited Party agrees, disagrees or abstains with respect to such request) and that the Collateral Agent shall have no liability for acting reasonably in accordance with such request (provided such action does not conflict with applicable law, the express terms of this Agreement, the Subsidiary Guaranty or


                                     Page 13             Intercreditor Agreement
any Collateral Document). The Collateral Agent shall give prompt written notice to each Benefited Party of (i) any request and (ii) any action taken pursuant to the instructions of the Required Benefited Parties to enforce any Collateral Document; provided, absent gross negligence or willful misconduct, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity of any action so taken or impose any liability on the Collateral Agent.

         (c) The Collateral Agent may at any time request directions from the Required Benefited Parties as to any course of action or other matter relating hereto or relating to the Subsidiary Guaranty or any Collateral Document. Except as otherwise provided in this Agreement, directions given by the Required Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties, for all purposes.

         (d) Nothing contained in this Agreement, except as specifically provided, shall affect the right (if any) of any Benefited Party to give the Company or any other applicable Person notice of any default or to accelerate or make demand for payment of its Benefited Obligations, under its respective Financing Agreement or to realize upon any Collateral on which such Benefited Party has a Lien. Except for and only to the extent of the first priority interest held by the Synthetic Lease Lenders in their Synthetic Collateral, each Benefited Party agrees not to take any action to enforce any term or provision of the Subsidiary Guaranty or any Collateral Document or to enforce any of its rights in respect of the Subsidiary Guaranty or any Collateral (including any right of set-off but excluding any Specific Collateral on which such Benefited Party has a Lien) except through the Collateral Agent or in accordance with this Agreement. Except for and only to the extent of the first priority interest held by the Synthetic Lease Lenders in their Synthetic Collateral and by the Cash Management Bank in its Specific Collateral, each Benefited Party agrees that it shall not (i) take or receive a security interest in or Lien on any property or assets of any Debtor as security for payment of any Benefited Obligations other than security interests and Liens assigned or granted to the Collateral Agent under the Collateral Documents to secure all Benefited Obligations or (ii) take or receive any guaranty or any other credit support for any of the Benefited Obligations other than the Subsidiary Guaranty or any other guaranty in favor of the Collateral Agent for the benefit of all Benefited Obligations. Bank of America, as Collateral Agent under the Fleet Blocked Account Agreement, agrees and confirms that it holds a security interest in the "Blocked Account" (as defined in the Fleet Blocked Account Agreement) and all proceeds thereof for the benefit of all the Benefited Parties.

         (e) [Intentionally omitted.]

         (f) The Collateral Agent shall not be deemed to have actual or constructive knowledge or notice of the occurrence of any Event of Default until it has received written notice thereof stating that it is a "Notice of Default". Any Benefited Party which has actual knowledge of an Event of Default or a Final True Up Event shall promptly deliver (in accordance with the notice requirements of Section 11(a)) to the Collateral Agent a written statement describing such Event of Default or a Final True Up Event (provided that failure to do so shall not constitute a waiver of such Event of Default or a Final True Up Event by any Benefited Party). Upon receipt of a notice from a Benefited Party of the occurrence of an Event of Default or a Final True Up Event, the Collateral Agent shall promptly (and in any event no later than one Business Day after


                                     Page 14             Intercreditor Agreement
receipt of such notice in the manner provided in Section 11(a)) give notice of such Event of Default or a Final True Up Event to all other Benefited Parties.

         (g) Unless the Collateral Agent has received notice (as provided in subsection (f) above) that an Event of Default exists or a Final True Up Event has occurred, the Collateral Agent may with 3 Business Days advance written notice thereof to each of the Benefited Parties (x) release any Collateral (including any Specific Collateral) under any Collateral Document which is permitted to be sold or disposed of or otherwise released pursuant to the Financing Agreements and execute and deliver such releases as may be necessary to terminate of record the Collateral Agent's lien on or security interest in such Collateral (it being understood that sales of inventory in the ordinary course of business shall not require a specific release from the Collateral Agent); provided that the Collateral Agent shall not release all or any Substantial Portion of the Collateral or, other than the Hagerstown Second Lien, any Specific Collateral without the consent of the Required Benefited Parties; and (y) subordinate any Lien on any property which constitutes Collateral to the holder of any Lien on such property which is expressly permitted by the Financing Agreements (including the holder of any Lien on any Specific Collateral). In determining whether any such release or subordination is permitted, the Collateral Agent may, in the absence of actual notice or knowledge to the contrary, conclusively rely on a certificate from the Company that such release or subordination is permitted by all of the Financing Agreements.

SECTION 4. APPLICATION OF INTERIM PROCEEDS; INTERIM TRUE UP.

         All Interim Proceeds shall be promptly paid by the Debtors to the Collateral Agent for deposit into the Special Trust Account.

         Prior to the occurrence of the Interim True Up Event, all such Interim Proceeds shall then be promptly applied and distributed by the Collateral Agent as follows:

                           FIRST, To the payment of any reasonable costs and
                  expenses of the Collateral Agent directly arising from the Collateral Agent's actions hereunder in such capacity for which it has not been previously paid or reimbursed; and

                           SECOND, To each of the following Benefited Parties a
                  portion of such Interim Proceeds (net of payment under FIRST above) according to its respective percentage share as follows:

Lenders                        36.1%
Shelf Noteholders              37.7%
Senior Noteholders             22.0%
Synthetic Lease Lenders         4.2%

                  (such Benefited Parties, the "Primary Benefited Parties" and such percentages, the "Original True-Up Percentages") to be applied upon receipt by each of such Primary Benefited Parties to its respective Principal Benefited Obligations only.


                                     Page 15             Intercreditor Agreement

         Upon the occurrence of the Interim True Up Event, the Interim True Up Percentages shall be calculated and, thereafter, all Interim Proceeds shall be distributed by the Collateral Agent

                           FIRST, As set forth in clause FIRST above; and

                           SECOND, To each of the Primary Benefited Parties
                  according to its respective Interim True Up Percentage share.

         To the extent that the Synthetic Lease Lenders have received Interim Proceeds prior to the Interim True Up Event, the amount so received in excess of what would have been received if its respective Interim True Up Percentage had been applied in calculating such Interim Proceeds instead of its respective Original True-Up Percentage shall be promptly paid to the Collateral Agent for reallocation among the other Principal Benefited Parties in accordance with their respective interests therein as though the Interim True Up Percentages had been applied to all Interim Proceeds received to date.

         Until such Interim Proceeds are so distributed, the Collateral Agent shall hold such Interim Proceeds in the Special Trust Account. The Credit Agreement Commitment shall be reduced simultaneously by the amount of Interim Proceeds distributed and applied hereunder to the Credit Agreement Obligations and any such reduction shall not constitute an event of default under any other Financing Agreement. The Collateral Agent shall give notice to the Company and each Benefited Party specifying the amount of all payments made to each of the Benefited Parties under this Section 4.

         So long as this Section 4 shall be in effect and no Final True-Up Event has occurred, the parties hereto agree for the purposes of this Agreement only and distributions made hereunder, that all Make-Whole Obligations arising from a Scheduled Sale, including the proceeds of the Lumber Note and such other amounts in the Special Trust Account on the date hereof that arose from Scheduled Sales shall be treated as follows:

                  (x) the Make-Whole Original Obligations arising from such sale shall be evidenced by a Make-Whole Original Note issued in the appropriate form for the applicable Noteholder and the Make-Whole Original Obligations, including accrued and unpaid Make-Whole Original Interest Obligations in respect thereof, shall be includable as outstanding Benefited Obligations in the calculation of the Final Settlement Percentage of the respective Noteholder who shall receive distributions in respect thereof in accordance with clause FOURTH of
         Section 6, and,

                  (y) the Make-Whole Delta Obligations arising from such sale shall be evidenced by a Make-Whole Delta Note issued in the appropriate form for the applicable Noteholder and the Make-Whole Delta Obligations, including Make-Whole Delta Interest Obligations in respect thereof, shall be deemed Second Tier Benefited Obligations payable under clause FIFTH of Section 6 and, solely for the purpose of calculating the Final Settlement Percentage, shall not be includable as outstanding Benefited Obligations.


                                     Page 16             Intercreditor Agreement

         Each of the parties hereto acknowledge and agree that the foregoing shall not apply to the Make-Whole Amount arising in the event of a sale of the Paint Business or any sale other than a Scheduled Sale. In the event that the Company proposes to sell the Paint Business, the parties hereto further agree to enter into discussions regarding the terms of payment of the Make-Whole Obligations in respect thereto.

         Each of the Primary Benefited Parties agree that payments made hereunder and in accordance herewith by the Company of Interim Proceeds to the Collateral Agent for distribution as set forth in this Agreement and payment of Make-Whole Obligations by the issuance of Make-Whole Notes as provided herein shall not constitute a default under their respective Financing Agreements.

SECTION 5. FINAL TRUE UP.

         Upon the occurrence of a Final True Up Event (the date of such occurrence, the "Final True-Up Date"), each of the Primary Benefited Parties shall promptly, but in any event within ten Business Days of receipt of a Final True-Up Notice, notify the Collateral Agent of the amount of principal outstanding of its respective Principal Benefited Obligation and its outstanding Make-Whole Original Obligations, if any, on such Final True-Up Date. Based upon such notices, the Collateral Agent shall determine (i) the total aggregate amount of the Principal Benefited Obligations (the "Final Principal Obligations") and (ii) the percentage (rounded to the closest thousandth) that each Primary Benefited Party's Principal Benefited Obligation represents of the Final Principal Obligations (the "Final True-Up Percentages"). The Collateral Agent shall notify each of the Primary Benefited Parties of the amounts of the Final Principal Obligations and the Final True-Up Percentages, and such Final True-Up Percentages shall be deemed binding and conclusive absent any objection or correction from the Primary Benefited Parties within ten Business Days after receipt of such notice from the Collateral Agent.

         To the extent that a Primary Benefited Party's Final True-Up Percentage is less than (a) if no Interim True Up Event has occurred, its Original True-Up Percentage or (b) if the Interim True Up Event occurred, its Interim True Up Percentage, such Primary Benefited Party shall pay to the Collateral Agent, for deposit into the Special Trust Account to be deemed as "Final Proceeds" and distributed in accordance with clause SECOND of Section 6, an amount (the "True-Up Payment") equal to the sum of (i) (x) its Original True-Up Percentage or its Interim True Up Percentage, as the case may be, minus (y) its Final True-Up Percentage times (ii) the Final Principal Obligations.

         If any Creditor required under this Section 5 to make a payment to the Collateral Agent fails to do so within five Business Days' after its receipt of notice from the Collateral Agent of its obligation (a "Defaulting Creditor"), such Defaulting Creditor's obligation shall bear interest thereafter until paid at a rate equal to the rate such amount would have been subject to as an obligation of the Company to pay the Creditor(s) who will receive such amount under clause SECOND of Section 6. Such interest shall be paid by the Defaulting Creditor to the Collateral Agent for distribution thereof to the appropriate Creditors under clause SECOND of Section 6. Any amounts not paid shall be withheld by the Collateral Agent from any proceeds due such Defaulting Creditor hereunder.


                                     Page 17             Intercreditor Agreement

         Notwithstanding any agreement to the contrary in any of the other Financing Agreements, each Debtor hereby agrees that each Primary Benefited Party who has made a True-Up Payment to the Collateral Agent pursuant to this
Section 5 shall, to the extent of the amount of such True-Up Payment, be deemed to have the obligation (or part thereof) which was originally intended to be satisfied of its respective Principal Benefited Obligation, and all Liens, rights and remedies therefor and in respect thereof, revived and continued in full force and effect as if such original payment of its respective Principal Benefited Obligation had not been made. Each Debtor agrees that the books and records of the Primary Benefited Parties showing the outstanding amount of the Primary Benefited Obligations shall constitute rebuttably presumptive proof thereof, irrespective of whether any Principal Benefited Obligation is or should be evidenced by a promissory note or other instrument. This provision shall supersede any action taken by a Primary Benefited Party in reliance upon any payments received or proceeds applied and all such actions taken are deemed hereby to be conditioned upon such payments or applications of proceeds being final and irrevocable and not subject to this Section 5.

SECTION 6. APPLICATION OF PROCEEDS AFTER FINAL TRUE UP EVENT.

         (a) All Final Proceeds shall be promptly paid or delivered by the Debtors to the Collateral Agent for deposit into the Special Trust Account. All Proceeds of Specific Collateral in excess of the amount of the underlying obligation shall be promptly paid or delivered to the Collateral Agent for deposit into the Special Trust Account. All such Final Proceeds shall then be promptly applied and distributed by the Collateral Agent as follows:

                           FIRST, To the payment of any reasonable costs and
                  expenses of the Collateral Agent directly arising from the Collateral Agent's actions hereunder in such capacity for which it has not been previously paid or reimbursed;

                           SECOND, To the extent that under Section 5 a Primary
                  Benefited Party's Final True-Up Percentage is higher than (a) if no Interim True Up Event has occurred, its Original True-Up Percentage or (b) if the Interim True Up Event occurred, its Interim True Up Percentage, to each of such Primary Benefited Parties a portion of such Final Proceeds (such payment, the "True-Up Amount") representing an amount equal to the sum of
                  (i) (x) its Final True-Up Percentage minus (y) its Original True-Up Percentage or its Interim True Up Percentage, as the case may be, times (ii) the Final Principal Obligations; such True-Up Amount to be applied upon receipt by each of such Primary Benefited Parties to its respective Principal Benefited Obligations; provided that, with respect to any Contingent Obligations of the Primary Benefited Parties, payment in respect thereof shall be held by the Collateral Agent, to be retained as Collateral for such Contingent Obligations (it being understood that (i) if any portion of such Contingent Obligations becomes due and payable, the Collateral Agent shall pay to the holder of such Contingent Obligations the ratable share of the amount of cash held as Collateral therefor pursuant to this clause which is allocable to such portion of such Contingent Obligations (less the amount of any cash held as Specific Collateral by such holder which is available to be applied to pay such portion of such Contingent Obligations) and (ii) if and to the extent that any such


                                     Page 18             Intercreditor Agreement

                  Contingent Obligation ceases to exist (as the result of payment of any obligations guaranteed pursuant to the Synthetic Lease Guaranty or realization on Specific Collateral or otherwise) the amount of cash held as Collateral therefor pursuant to this clause shall be then applied and distributed pursuant to clause THIRD below;

                           THIRD, To the payment of such unsatisfied Cash
                  Management Obligations as of the Final True-Up Date (taking into account chargebacks and deposit adjustments made within two weeks after the Final True-Up Date) in an amount not to exceed the $4,000,000 in cash collateral held as Specific Collateral for the benefit of the Cash Management Bank. To the extent that the Cash Management Obligations do not exceed $4,000,000, the excess cash and any other deposits held in connection with the Cash Management Obligations shall be available for distribution as set forth hereinbelow;

                           FOURTH, To each of the Primary Benefited Parties and
                  the Cash Management Bank a portion of such Final Proceeds (net of payment(s) under FIRST, SECOND and THIRD above) according to its respective Final Settlement Percentage to be applied upon receipt by each of such Benefited Parties to its respective Benefited Obligations as set forth in its Financing Agreement or Cash Management Arrangement, as the case may be;

                           provided, that payments under this clause FOURTH
                  shall only be made until such Benefited Obligations of such Primary Benefited Party are paid in full and if and to the extent any payment hereunder to a Primary Benefited Party or the Cash Management Bank is in excess of the Benefited Obligations owed to such party, all amounts in excess thereof shall be shared pro rata among the other Primary Benefited Parties, and;

                           provided further that, with respect to any Contingent
                  Obligations of the Primary Benefited Parties, payment in respect thereof shall be held by the Collateral Agent, to be retained as Collateral for such Contingent Obligations (it being understood that (i) if any portion of such Contingent Obligations becomes due and payable, the Collateral Agent shall pay to the holder of such Contingent Obligations the ratable share of the amount of cash held as Collateral therefor pursuant to this clause which is allocable to such portion of such Contingent Obligations (less the amount of any cash held as Specific Collateral by such holder which is available to be applied to pay such portion of such Contingent Obligations) and (ii) if and to the extent that any such Contingent Obligation ceases to exist (as the result of payment of any obligations guaranteed pursuant to the Synthetic Lease Guaranty or realization on Specific Collateral or otherwise) the amount of cash held as Collateral therefor pursuant to this clause shall be then applied to the Final Principal Obligations which are not Contingent Obligations.

                           FIFTH: To the ratable payment of the Second Tier
                  Benefited Obligations then owing by the applicable Debtor; provided that with respect to Second Tier Benefited Obligations which are Contingent Obligations, payment shall be made


                                     Page 19             Intercreditor Agreement
                  to the Collateral Agent, to be retained as Collateral, for the ratable portion of Second Tier Benefited Obligations consisting of such Contingent Obligations (it being understood that (i) if any portion of such Contingent Obligations becomes due and payable, the Collateral Agent shall pay to the holder of such Contingent Obligations the ratable share of such portion of such Contingent Obligations (less the amount of any cash held as Specific Collateral by such holder which is available to be applied to pay such portion of such Contingent Obligations) and (ii) if and to the extent that any Contingent Obligation ceases to exist, the amount of cash held as Collateral therefor pursuant to this clause shall be applied as set forth in this clause to non-Contingent Obligations;

                           SIXTH: After payment in full of all Benefited
                  Obligations, to the payment to or upon the order of the applicable Debtor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         (b) Until such Final Proceeds are so applied, the Collateral Agent shall hold such Final Proceeds in the Special Trust Account.

SECTION 7. SPECIAL TRUST ACCOUNT; RECEIPT OF PROCEEDS; SHARING.

         (a) As of April 2, 2002, the Special Trust Account had a balance of $10,953,599.38. The Collateral Agent has heretofore provided each of the Primary Benefited Parties with an accounting of the funds in the Special Trust Account. Of said balance, $10,900,000.00 shall be deemed Interim Proceeds and shall be applied as set forth in Section 4 and distributed by the Collateral Agent by no later than April 30, 2002. Until the Final True-Up Date, the balance remaining in the Special Trust Account shall be subject to distributions under Section 4 at each time the Special Trust Account accumulates a balance in excess of $500,000. Upon the occurrence of the Final True-Up Date, all amounts in the Special Trust Account shall be distributed as set forth in Section 6.

         (b) Each Debtor agrees to give prompt notice to the Collateral Agent of the receipt of Net Disposition Proceeds and Net Debt Proceeds and promptly to pay or deliver, as the case may be, all of such Net Disposition Proceeds and Net Debt Proceeds to the Collateral Agent to the extent required under the Collateral Documents, the Financing Agreements, and hereunder. Any Proceeds received by any Benefited Party other than Proceeds of Specific Collateral, shall be promptly paid over to the Collateral Agent for deposit in the Special Trust Account for application as set forth herein. All Proceeds of the Specific Collateral in excess of the amount of any underlying obligation shall be held by the Collateral Agent for the benefit of the Primary Benefited Parties.

         (c) Payments by the Collateral Agent in respect of (i) the Credit Agreement Obligations and, to the extent relating to the Credit Agreement Obligations, the Subsidiary Guaranty Obligations shall be made to the Agent for distribution to the Lenders in accordance with the Credit Agreement; (ii) the Shelf Obligations and, to the extent relating to the Shelf Obligations, the Subsidiary Guaranty Obligations shall be made to Prudential (or such other Person as


                                     Page 20             Intercreditor Agreement

Prudential may designate in writing to the Collateral Agent) for distribution to the Shelf Noteholders; (iii) the Senior Note Obligations and, to the extent relating to the Senior Note Obligations, the Subsidiary Guaranty Obligations shall be made to the related applicable Senior Noteholder; (iv) the Cash Management Obligations shall be paid to the Cash Management Bank; and (v) the Synthetic Lease Obligations and, to the extent relating to the Synthetic Lease Obligations, the Subsidiary Guaranty Obligations shall be made to Bank of Montreal (or such other Person as Bank of Montreal may designate in writing to the Collateral Agent) for distribution to the Synthetic Lease Lenders.

         (d) The Collateral Agent shall give each Benefited Party a written notice in accordance with Section 11(a) (a "Notice of Final True Up Event") promptly, but no later than one Business Day, after being notified in writing by a Benefited Party that a Final True Up Event has occurred or one Business Day after the Collateral Agent has knowledge that a Final True Up Event has occurred. After the receipt of such Notice of Final True Up Event, all payments by the Company or any other Debtor and all proceeds of Collateral shall be deposited into the Special Trust Account and applied as set forth in Section 6.

         (e) Each Benefited Party agrees that upon the occurrence of a Final True Up Event it shall (i) promptly notify the Collateral Agent in writing of the amount of all Payments (if any) previously received by such Benefited Party after the Final True-Up Date and of the receipt thereafter of any Payment other than any Payments received pursuant to Section 4, 5, or 6 hereof, (ii) hold such amounts in trust for the Benefited Parties and act as agent of the Benefited Parties during the time any such amounts are held by it and (iii) promptly deliver to the Collateral Agent such amounts for deposit into the Special Trust Account to be deemed as "Final Proceeds".

         (f) If at any time any Benefited Party shall have received any payment or distribution (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise, but excluding (i) any payment or distribution from, or constituting proceeds of, Specific Collateral which is applied to related Specific Obligations and (ii) scheduled amortization and other payments required under its respective Financing Agreement) on any of its Benefited Obligations in excess of the payments or distributions such Benefited Party would have received through the operation of Section 4 or 6, as applicable, such Benefited Party shall hold such excess payments or distributions in trust for the benefit of the other Benefited Parties and shall promptly pay over such excess payments or distributions in the form received to the Collateral Agent for distribution to the Benefited Parties pursuant to Section 4 or 6, as applicable. Notwithstanding any contrary provision herein or any termination of this Agreement, this subsection 7(f) shall survive until the Benefited Obligations are paid in full or such earlier time as all Benefited Parties have agreed in writing to terminate this subsection 7(f).

SECTION 8. INFORMATION FROM BENEFITED PARTIES.

         Each Benefited Party shall promptly from time to time, upon written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Benefited Obligations owed to such Benefited Party as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received thereafter by such Benefited Party to be applied to the Benefited Obligations owing to such Benefited Party. Each Benefited Party shall certify as to


                                     Page 21             Intercreditor Agreement
such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification. The Collateral Agent shall notify each Benefited Party of the outstanding amounts of the Benefited Obligations of the other Benefited Parties upon the application of any Interim Proceeds but in any event no less frequently than bi-annually.

SECTION 9. DISCLAIMERS, INDEMNITY, ETC.

         (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents. The Collateral Agent shall not by reason of this Agreement, the Subsidiary Guaranty or any Collateral Document be a trustee for any Benefited Party or have any other fiduciary obligation to any Benefited Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Benefited Party for any recitals, statements, representations or warranties contained in any other Financing Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, any other Financing Agreement, or for any representations or warranties not made by it under this Agreement or any Collateral Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Agreement or any other document referred to or provided for therein or any Lien under any Collateral Document or the perfection or priority of any such Lien or for any failure by the Company, any other Debtor, any Benefited Party or any other Person to perform any of its respective obligations under any Financing Agreement. Without limiting the foregoing, the Collateral Agent shall not be required to take any action under the Subsidiary Guaranty or any Collateral Document, including any action to perfect any security interest granted in the Collateral pursuant to any Collateral Document, or to administer any Collateral unless instructed to do so by the Required Benefited Parties. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for the gross negligence or willful misconduct of such Person.

         (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication received in the manner set forth in
Section 11(a) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of independent legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Benefited Parties, and such instructions of the Required Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Benefited Parties.

         (c) The Benefited Parties agree that they will indemnify the Collateral Agent, in its capacity as the Collateral Agent, ratably in accordance with the principal or face amount of the Benefited Obligations held by each of the Benefited Parties at the time any item described below arises, to the extent the Collateral Agent is not reimbursed by the Company or the other Debtors


                                     Page 22             Intercreditor Agreement
under the Financing Agreements or reimbursed out of any Proceeds pursuant to clause FIRST of Section 4 or clause FIRST of Section 6, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way directly relating to or arising out of this Agreement, the Subsidiary Guaranty or any Collateral Document or the enforcement of any of the terms thereof, including reasonable fees and charges of counsel (including the allocated cost of internal counsel); provided that no Benefited Party shall be liable for any such payment to the extent the obligation to make such payment is found in a final judgment by a court of competent jurisdiction to have arisen from the Collateral Agent's gross negligence or willful misconduct. The obligations of the Benefited Parties under this subsection 9(c) shall survive the payment in full of the Benefited Obligations and the termination of this Agreement. The Collateral Agent shall provide a detailed written statement of expenses and other amounts for which it seeks reimbursement to the Company with a copy to each Benefited Party.

         (d) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding subsection 9(c), in all cases be fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by the Benefited Parties against any and all additional liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         (e) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or of any other liability relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligation and of any note or notes or other evidences of indebtedness or obligation issued in exchange therefor.

         (f) Except as expressly provided herein, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Subsidiary Guaranty, the Collateral Documents or the Collateral. The Collateral Agent shall incur no liability (except to the extent the actions or omissions of the Collateral Agent in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

         (g) (i) The Collateral Agent may resign at any time by giving at least 60 days' notice thereof to the Lenders and the other Benefited Parties, and the Collateral Agent may be removed as the Collateral Agent at any time by the Required Benefited Parties. In the event of any such resignation or removal of the Collateral Agent, the Required Benefited Parties shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Benefited Parties and shall have accepted such appointment within 60 days after the notice of the intent of the Collateral Agent to resign or the


                                     Page 23             Intercreditor Agreement
removal of the Collateral Agent, then the resignation or removal shall nonetheless become effective, the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder and the Benefited Parties acting collectively shall thereafter have the rights and obligations of the Collateral Agent hereunder and under the Collateral Documents until a successor Collateral Agent has been appointed and accepted such appointment. Any successor Collateral Agent appointed pursuant to this subsection shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having combined capital and surplus of at least $1,000,000,000. After any retiring or removed Collateral Agent's resignation or removal hereunder, the provisions of Section 3 and this Section 9 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

                  (ii) Upon the acceptance by a successor Collateral Agent of appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder (if not previously discharged therefrom pursuant to subsection 9(g)(i)).

                  (iii) Upon any resignation or removal of a Collateral Agent, the retiring or removed Collateral Agent shall execute and deliver such documents and instruments as the applicable successor Collateral Agent or the Required Benefited Parties may reasonably request to vest in such successor Collateral Agent or the Benefited Parties the rights, powers and privileges of the retiring or removed Collateral Agent.

         (h) In no event shall the Collateral Agent or any Benefited Party be liable or responsible for any funds or investments of funds held by the Company, any other Debtor or any of their Affiliates.

         (i) With respect to their respective shares of the Benefited Obligations, Bank of America and its Affiliates shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Benefited Party, all as if Bank of America were not the Collateral Agent. The terms "Benefited Party", "Required Benefited Parties", "Lender", "Cash Management Bank" or any similar term shall, unless the context clearly otherwise indicates, include Bank of America or any Affiliate of Bank of America in its individual capacity as a Benefited Party, one of the Required Benefited Parties, a Lender or a Cash Management Bank. Bank of America and its Affiliates may lend money to, and generally engage in any kind of business with, the Company or any of its Affiliates as if Bank of America were not acting as the Collateral Agent and without any duty to account therefor to any other Benefited Party. Without limiting the foregoing, each Benefited Party acknowledges that (i) Bank of America is both a Lender and the Agent under the Credit Agreement and the Collateral Agent hereunder and under the Collateral Documents and (ii) Bank of America and its Affiliates may continue to engage in any credit decision with respect to the Credit Agreement or any other Financing Agreement without any duty to account therefor to the Benefited Parties by reason of its appointment as the Collateral Agent.


                                     Page 24             Intercreditor Agreement

         (j) Each party hereto acknowledges that it has, independently and without reliance upon the Collateral Agent or any other party hereto and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party. Each party hereto also acknowledges that it will, independently and without reliance upon the Collateral Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

         (k) If, with respect to any proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement relating to the functions or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the other Benefited Parties identifying the proposed action and the provisions it considers to be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Required Benefited Parties that the Required Benefited Parties concur that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Required Benefited Parties in this respect, and such confirmation shall be binding upon all Benefited Parties.

         (l) Each of the Company and each other Debtor, by its consent hereto, agrees to pay to the Collateral Agent, from time to time upon demand, all reasonable fees, costs and expenses of the Collateral Agent (including the reasonable fees and charges of counsel to the Collateral Agent, the allocated cost of internal legal services, all disbursements of internal counsel and all fees and charges of any financial advisor retained by the Collateral Agent or by counsel to the Collateral Agent) (i) arising in connection with the administration or enforcement of any of the provisions of this Agreement or the other Financing Agreements, (ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of the Collateral pursuant to any Collateral Document and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the other Financing Agreements and in and to the Collateral, or
(iii) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to subsection 9(g). Each of the Company and each other Debtor, by its consent hereto, further agrees to indemnify the Collateral Agent, in its capacity as the Collateral Agent, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Subsidiary Guaranty or any Collateral Document or the enforcement of any of the terms thereof, including reasonable fees and charges of counsel (including the allocated cost of internal counsel); provided that no Debtor shall be liable for any such payment to the extent the obligation to make such payment is found in a final judgment by a court of competent jurisdiction to have arisen from the Collateral Agent's gross negligence or willful misconduct. The obligations of each Debtor other than the Company under this subsection 9(l) shall be limited to the maximum amount that such Debtor may pay without violating any fraudulent conveyance or fraudulent transfer law. The obligations of the Company and each


                                     Page 25             Intercreditor Agreement
other Debtor under this subsection 9(l) shall survive the termination of the other provisions of this Agreement.

SECTION 10. INVALIDATED PAYMENTS.

         If the Collateral Agent or any other Benefited Party receives any amount pursuant to this Agreement that is subsequently required to be returned or repaid by the Collateral Agent or such other Benefited Party to the Company or any other Debtor or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "Repayment Event"), then

                           (x) if the Repayment Event results in the Collateral
                  Agent being required to return or repay any amount distributed by it to the other Benefited Parties under this Agreement, each Benefited Party to which such amount was distributed shall, forthwith upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent an amount equal to its ratable share (based on the amount distributed to such Benefited Party) of the amount required to be returned or repaid relating to such Repayment Event,

                           (y) if the Repayment Event results in any Benefited
                  Party being required to return or repay any amount received by it for its own account under this Agreement directly or indirectly to the Company, any other Debtor or any Affiliate thereof or their respective representatives or successors in interest (any such Benefited Party being an "Affected Benefited Party"), each other Benefited Party shall, forthwith upon its receipt of a notice thereof from the Affected Benefited Party, pay the Collateral Agent an amount for distribution to such Affected Benefited Party such that, after giving effect to such payment and distribution, all Benefited Parties shall have received such proportion of the Proceeds or other payments received on account of the Benefited Obligations as they would have received had the original payment which gave rise to such Repayment Event not occurred, and

                           (z) in either case, the Collateral Agent shall
                  thereafter apply Proceeds received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of the Proceeds as they would have received had the original payment which gave rise to such Repayment Event not occurred, to cause each Benefited Party to hold the amount of the Benefited Obligations it would have held if the original payment which gave rise to such Repayment Event had not occurred;

it being understood that if any Benefited Party shall fail to promptly pay any such amount to the Collateral Agent (and without limiting any right or remedy that the Collateral Agent or any other Benefited Party may have against such Benefited Party), the Collateral Agent may deduct such amount from any amount payable thereafter to such Benefited Party under this Agreement.


                                     Page 26             Intercreditor Agreement

SECTION 11. MISCELLANEOUS.

         (a) All notices and other communications provided for herein shall be in writing and may be sent by messenger or overnight air courier, facsimile transmission, e-mail or United States mail and shall be deemed to have been given when delivered by messenger or overnight air courier, upon completion of facsimile transmission or e-mail (with, in each case, electronic confirmation of receipt) or four Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this subsection 11(a)) shall be set forth under each party's name on the signature pages (including acknowledgments) hereof. The Lenders acknowledge and agree that any notice sent to Bank of America shall be conclusively deemed to have been received concurrently by all Lenders. The Shelf Noteholders acknowledge and agree that any notice sent to Prudential (or such other single Person as Prudential shall designate as the representative of the Shelf Noteholders for purposes of this subsection 11(a)) shall be conclusively deemed to have been received concurrently by all Shelf Noteholders. The Senior Noteholders acknowledge and agree that any notice sent to Allstate (or such other single Person as Allstate shall designate as the representative of the Senior Noteholders for purposes of this subsection 11(a)) shall be conclusively deemed to have been received concurrently by all the Senior Noteholders. The Synthetic Lease Lenders acknowledge and agree that any notice sent to Bank of Montreal (or such other single Person as Bank of Montreal shall designate as the representative of the Synthetic Lease Lenders for purposes of this subsection 11(a)) shall be conclusively deemed to have been received concurrently by all Synthetic Lease Lenders. The Collateral Agent shall have no liability for the failure of any Benefited Party to receive a notice sent by the Collateral Agent to all Benefited Parties so long as the Collateral Agent used best efforts to send such notice to such Benefited Party.

         (b) This Agreement may be amended, modified, waived, or terminated only by an instrument or instruments in writing signed by the Collateral Agent, the Agent (acting with the consent of the "Required Lenders" as defined in the Credit Agreement), the "Required Holders" as defined in the Shelf Agreement, the "Majority Holders" as defined in the Senior Note Agreements, and Benefited Parties holding more than 50% of the outstanding principal or face amount of the Principal Benefited Obligations (or, if all Principal Benefited Obligations (other than Contingent Obligations) have been paid in full and all Commitments under and as defined in the Credit Agreement have terminated, by the Collateral Agent and Benefited Parties holding more than 50% of the outstanding principal or face amount of the Benefited Obligations) and the Company and the other Debtors; provided that no amendment, modification or waiver shall (i) reduce the percentage of any payment, distribution or Proceeds to which any Benefited Party is entitled hereunder without the written consent of such Benefited Party; (ii) change the definitions of "Principal Benefited Obligations", "Final Principal Obligations", "Second Tier Benefited Obligations," "Primary Benefited Parties", "Required Benefited Parties" or "Final True Up Event" without the consent of all Benefited Parties; (iii) change the definitions of "Original True-Up Percentages", "Final Settlement Percentage", "Final True-Up Percentages", "True-Up Amount", or "True-Up Payment", without the consent of all holders of Principal Benefited Obligations; or (iv) amend Section 4, 5, 6 or 11 without the consent of all Benefited Parties.


                                     Page 27             Intercreditor Agreement

         (c) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Benefited Party and their respective successors and assigns. If the holder of any Benefited Obligations shall transfer such Benefited Obligations, it shall promptly so advise the Collateral Agent. Each transferee of any Benefited Obligations shall take such Benefited Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Benefited Obligations, prior to the receipt by the Collateral Agent of written notice of such transfer and each transferor shall cause its transferee to so agree; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Benefited Party under this Agreement. Upon the written request of any Benefited Party, the Collateral Agent will provide such Benefited Party with copies of any written notices of transfer received pursuant hereto.

         (d) This Agreement shall continue to be effective among the Benefited Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Company or any other Debtor, or any portion of the property or assets of the Company or any other Debtor, and all actions taken by the Benefited Parties with regard to such proceeding shall be by the consent of the Required Benefited Parties; provided that nothing herein shall be interpreted to preclude any Benefited Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in its sole discretion.

         (e) Each Benefited Party agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as the Collateral Agent or any other Benefited Party may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto the Collateral Agent or such other Benefited Party the rights, powers and remedies hereunder.

         (f) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile of the signature of any party on any counterpart shall be as effective as the original signature of such party for purposes of the effectiveness of this Agreement.

         (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         (h) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BENEFITED PARTY (I) CONSENTS TO THE JURISDICTION OF SUCH COURTS,
(II) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR


                                     Page 28             Intercreditor Agreement

HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS AGREEMENT; AND (III) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS; AND (IV) WAIVES RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.

         (i) Nothing in this Agreement in the Subsidiary Guaranty or in any Collateral Document, express or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties, the Company and the other Debtors any right, remedy or claim under or by reason of any such agreement or any covenant, condition or stipulation herein or therein contained.

         (j) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations in or under this Agreement, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (k) The parties hereto agree that in the event of any conflict between any provisions in this Agreement and any provision in any Financing Agreement, this Agreement shall govern for so long as this Agreement is in full force and effect. Notwithstanding any provision contained in any Financing Agreement to the contrary, Hagerstown Proceeds other than the Hagerstown Excess shall be used to satisfy the Synthetic Lease Obligations.

         (l) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED ELSEWHERE HEREIN, ONE SENIOR NOTEHOLDER, JEFFREY BENJAMIN, HAS NOT CONSENTED TO THIS AMENDMENT AND RESTATEMENT OF THE ORIGINAL INTERCREDITOR AGREEMENT, AND THEREFORE, SOLELY FOR THE PURPOSES OF DISTRIBUTIONS OF PROCEEDS AND AMOUNTS TO BE PAID TO JEFFREY BENJAMIN OR HIS SUCCESSORS, ASSIGNS AND TRANSFEREES, THE PERCENTAGE OF THE PAYMENTS, DISTRIBUTIONS AND PROCEEDS THAT HE RECEIVES UNDER THIS AGREEMENT SHALL NOT IN ANY EVENT BE LESS THAN THAT WHICH HE WAS ENTITLED TO RECEIVE UNDER THE ORIGINAL INTERCREDITOR AGREEMENT AND THE INCLUSION OF HIS SENIOR NOTE OBLIGATIONS IN THE DEFINITION OF "FIRST TIER BENEFITED OBLIGATIONS" AS DEFINED IN THE ORIGINAL INTERCREDITOR AGREEMENT SHALL CONTINUE UNCHANGED. NOTWITHSTANDING THE FOREGOING, THIS AGREEMENT SHALL BE FULLY ENFORCEABLE AS BETWEEN THE BENEFITED PARTIES SIGNATORIES HERETO, THEIR SUCCESSORS, ASSIGNS AND TRANSFEREES. EACH OF THE BENEFITED PARTIES EXECUTING THIS AGREEMENT HEREBY RELEASES EACH OF THE OTHER BENEFITED PARTIES EXECUTING THIS AGREEMENT FROM ANY AND ALL CLAIMS ARISING FROM ANY PURPORTED INVALIDITY OF THIS AMENDMENT AND RESTATEMENT OF THE ORIGINAL INTERCREDITOR AGREEMENT DUE TO THE LACK OF JEFFREY BENJAMIN'S CONSENT AND SIGNATURE HERETO. IF JEFFREY BENJAMIN, HIS SUCCESSORS, ASSIGNS OR TRANSFEREES SHOULD SUE AND RECOVER FUNDS ON BEHALF OF ANY BENEFITED PARTY EXECUTING THIS AGREEMENT, SUCH BENEFITED PARTY SHALL IMMEDIATELY DELIVER THE EXCESS OF ANY SUCH FUNDS RECOVERED OVER THE AMOUNT PAYABLE TO SUCH BENEFITED PARTY UNDER THIS AGREEMENT TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE OTHER BENEFITED PARTIES WHO PAID SUCH FUNDS TO JEFFREY BENJAMIN, HIS SUCCESSORS, ASSIGNS OR TRANSFEREES.

                         [Signatures begin on next page]


                                     Page 29             Intercreditor Agreement

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     BANK OF AMERICA, N.A., as Collateral Agent


                                     By:    /s/ DAVID JOHANSON
                                        ---------------------------------------
                                     Title: Vice President

                                     231 South LaSalle Street, 8th floor
                                     Chicago, Illinois 60697
                                     Attention: David Johanson
                                     Telephone: 312-828-7933
                                     Facsimile: 312-974-9102


                                     BANK OF AMERICA, N.A., as Agent


                                     By:     /s/ RONALD PRINCE
                                        ---------------------------------------
                                     Title: Senior Vice President

                                     231 South LaSalle Street, 8th floor
                                     Chicago, Illinois 60697
                                     Attention: Ronald Prince
                                     Telephone: 312-828-1500
                                     Facsimile: 312-987-0234



                                     BANK OF AMERICA, N.A., as a Lender


                                     By:     /s/ RONALD PRINCE
                                        ---------------------------------------
                                     Title: Senior Vice President

                                     231 South LaSalle Street, 8th floor
                                     Chicago, Illinois 60697
                                     Attention: Ronald Prince
                                     Telephone: 312-828-1500
                                     Facsimile: 312-987-0234

                                     BANK OF MONTREAL, as Co-Agent and as a
                                     Lender


                                     By:     /s/ HEATHER L. TURF
                                        ---------------------------------------
                                     Title:  Director



                                     BANK ONE, NA (Main Office Chicago), as
                                     Co-Agent and as a Lender


                                     By:     /s/ RICHARD BABCOCK
                                        ---------------------------------------
                                     Title: First Vice President



                                     PNC BANK, NATIONAL ASSOCIATION, as
                                     Co-Agent and as a Lender


                                     By:     /s/ J. WILLIAM BREHM
                                        ---------------------------------------
                                     Title:  Vice President



                                     WACHOVIA BANK, N.A., as Co-Agent and as a Lender


                                     By:     /s/ JAMES BARWIS
                                        ---------------------------------------
                                     Title:  Director



                                     THE NORTHERN TRUST COMPANY, as a
                                     Lender


                                     By:     /s/ OLGA GEORGIEV
                                        ---------------------------------------
                                     Title: Vice President


                                       Signature Page to Intercreditor Agreement

                                     ABN AMRO BANK N.V., as a Lender


                                     By:     /s/ WILLIAM J. TERESKY, JR.
                                        ---------------------------------------
                                     Title: Group Vice President



                                     By:     /s/ NEIL J. BIVONA
                                        ---------------------------------------
                                     Title: Group Vice President



                                     NATIONAL CONSUMER COOPERATIVE BANK, as a
                                     Lender


                                     By:     /s/ MARK W. HILITZ
                                        ---------------------------------------
                                     Title: Managing Director



                                     UMB BANK, N.A., as a Lender


                                     By:     /s/ TERRY DIERKS
                                        ---------------------------------------
                                     Title: Senior Vice President



                                     BANK OF AMERICA, N.A., as Cash Management
                                       Bank


                                     By:     /s/ RONALD PRINCE
                                        ---------------------------------------
                                     Title: Senior Vice President

                                     231 South LaSalle Street, 8th floor
                                     Chicago, Illinois 60697
                                     Attention: Ronald Prince
                                     Telephone: 312-828-1500
                                     Facsimile: 312-987-0234


                                       Signature Page to Intercreditor Agreement

                                     BANK OF MONTREAL, as a Synthetic Lease
                                     Lender


                                     By:     /s/ HEATHER L. TURF
                                        ---------------------------------------
                                     Title:     Director

                                     115 South LaSalle Street
                                     Chicago, Illinois 60603
                                     Attention: Jack Kane
                                     Telephone: (312) 750-5900
                                     Facsimile: (312) 750-6057

                                     TRUSERV 1998 TRUST, as a Synthetic Lease
                                     Lender

                                     By:  Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Owner Trustee


                                     By:     /s/ C. PAGLIA
                                        ---------------------------------------
                                     Title:    Senior Financial Services Officer

                                     c/o Wilmington Trust Company
                                     1100 North Market Street
                                     Wilmington, Delaware 19890-0001
                                     Attention: Corporate Trust Administration
                                     Telephone: (302) 651-1000
                                     Facsimile: (302) 651-8882

                                     WILMINGTON TRUST COMPANY, as a Synthetic
                                     Lease Lender


                                     By:     /s/ C. PAGLIA
                                        ---------------------------------------
                                     Title:   Senior Financial Services Officer

                                     1100 North Market Street
                                     Wilmington, Delaware 19890-0001
                                     Attention: Corporate Trust Administration
                                     Telephone: (302) 651-1000
                                     Facsimile: (302) 651-8882


                                       Signature Page to Intercreditor Agreement

                                     BMO GLOBAL CAPITAL SOLUTIONS, as a
                                     Synthetic Lease Lender


                                     By:      /s/ MICHAEL JOYCE
                                        ---------------------------------------
                                     Title:    President

                                     115 South LaSalle Street
                                     Chicago, Illinois 60603
                                     Attention: Jack Kane
                                     Telephone: (312) 750-5900
                                     Facsimile: (312) 750-6057

                                     THE PRUDENTIAL INSURANCE COMPANY OF
                                     AMERICA, as a Shelf Noteholder


                                     By:    /s/ THOMAS E. LUTHER
                                        ---------------------------------------
                                     Title:  Vice President

                                     c/ Prudential Capital Group
                                     Corporate and Project Workouts
                                     7th Floor, Gateway Center 4
                                     100 Mulberry Street
                                     Newark, New Jersey 07102
                                     Attention: Managing Director
                                     Facsimile: (973) 802-2333


                                     PRUCO LIFE INSURANCE COMPANY, as a Shelf
                                     Noteholder


                                     By:    /s/ THOMAS E. LUTHER
                                        ---------------------------------------
                                     Title:  Vice President

                                     c/o Prudential Capital Group
                                     Corporate and Project Workouts
                                     7th Floor, Gateway Center 4
                                     100 Mulberry Street
                                     Newark, New Jersey 07102
                                     Attention: Managing Director
                                     Facsimile: (973) 802-2333


                                       Signature Page to Intercreditor Agreement

                                     U.S. PRIVATE PLACEMENT FUND, as a Shelf
                                     Noteholder


                                     By:  Prudential Private Placement
                                          Investors, L.P., Investment Advisor

                                          By:  Prudential Private Placement
                                               Investors, Inc., its General
                                               Partner
                                               By:    /s/ THOMAS E. LUTHER
                                                  -----------------------------
                                               Title:    Vice President


                                     c/o Prudential Capital Group
                                     Corporate and Project Workouts
                                     7th Floor, Gateway Center 4
                                     100 Mulberry Street
                                     Newark, New Jersey 07102
                                     Attention: Managing Director
                                     Facsimile: (973) 802-2333


                                     ALLSTATE LIFE INSURANCE COMPANY, as a
                                     Senior Noteholder


                                     By:     /s/ ROBERT BODETT
                                        ---------------------------------------
                                     Title: Senior Portfolio Manager


                                     By:    /s/ RONALD MENDEL
                                        ---------------------------------------
                                     Title: Managing Director

                                     3075 Sanders Road, Suite G5D
                                     Northbrook, IL 60062-7127
                                     Attention: Investment Operations -
                                                Private Placements
                                     Telephone: 847-402-4342
                                     Facsimile: 847-402-3092


                                       Signature Page to Intercreditor Agreement

                                     ALLSTATE INSURANCE COMPANY, as a Senior
                                     Noteholder


                                     By:     /s/ ROBERT BODETT
                                        ---------------------------------------
                                     Title: Senior Portfolio Manager


                                     By:    /s/ RONALD MENDEL
                                        ---------------------------------------
                                     Title: Managing Director

                                     3075 Sanders Road, Suite G5D
                                     Northbrook, IL 60062-7127
                                     Attention: Investment Operations -
                                                Private Placements
                                     Telephone: 847-402-4342
                                     Facsimile: 847-402-3092



                                     AID ASSOCIATION FOR LUTHERANS, as a
                                     Senior Noteholder


                                     By:     /s/ R. JERRY SCHEEL
                                        ---------------------------------------
                                     Title: Second Vice President-Securities


                                     By:     /s/ GREG ANDERSON
                                        ---------------------------------------
                                     Title: Portfolio Manager

                                     222 West College Avenue
                                     Appleton, WI 54919-0001
                                     Attention: Investment Department
                                     Telephone: 920-730-3764
                                     Facsimile: 920-730-3752


                                       Signature Page to Intercreditor Agreement

                                     KEYPORT LIFE INSURANCE COMPANY, as a
                                     Senior Noteholder
                                     By:  Stein Roe & Farnham Incorporated, as
                                          Agent


                                          By:       /s/ RICHARD A. HEGWOOD
                                             ----------------------------------
                                          Title: Senior Vice President

                                     c/o Stein Roe & Farnham Incorporated
                                     1 South Wacker Drive
                                     Chicago, IL 60606
                                     Attention: Robert Summers
                                     Telephone: 312-368-7700 x8033
                                     Facsimile: 312-368-8100


                                     NATIONWIDE LIFE INSURANCE COMPANY, as a
                                     Senior Noteholder


                                     By:      /s/ MARK W. POEPPELMAN
                                          -------------------------------------
                                     Title: Associate Vice President

                                     One Nationwide Plaza
                                     Columbus, OH 43215
                                     Attention: Investment Accounting
                                     Telephone: 614-249-9212
                                     Facsimile: 614-249-4157


                                     FEDERATED MUTUAL INSURANCE COMPANY, as a
                                     Senior Noteholder


                                     By:      /s/ MARK A. HOOD
                                        ---------------------------------------
                                     Title: Vice President

                                     121 East Park Square
                                     Owatonna, Minnesota 55060
                                     Attention: Mark Hood
                                     Telephone: 507-455-8460
                                     Facsimile: 507-444-6691


                                       Signature Page to Intercreditor Agreement

                          FEDERATED LIFE INSURANCE COMPANY, as a
                          Senior Noteholder


                          By:      /s/ MARK A. HOOD
                               -------------------------------------------------
                          Title: Vice President

                          121 East Park Square
                          Owatonna, Minnesota 55060
                          Attention: Mark Hood
                          Telephone: 507-455-8460
                          Facsimile: 507-444-6691


                          MODERN WOODMEN OF AMERICA, as a Senior
                          Noteholder


                          By:       /s/ GREG E. STOEFEN
                               -------------------------------------------------
                          Title: Director, Treasurer and Investment Manager

                          1701 First Avenue
                          Rock Island, IL 61201
                          Attention: Investment Department
                          Telephone: 309-793-5567
                          Facsimile: 309-793-5574



                          AMERITAS LIFE INSURANCE CORP., as a Senior Noteholder


                          By:  Ameritas Investment Advisors, Inc., as Agent


                                      By:        /s/ ANDREW S. WHITE
                                             ----------------------------------
                                      Title: Vice President

                          5900 "O" Street
                          Lincoln, NE 68510-2234
                          Attention: Pat Henry
                          Telephone: 402-467-6973
                          Facsimile: 402-467-6970


                                   Signature Page to Intercreditor Agreement

                          NATIONAL GUARDIAN LIFE INSURANCE
                          COMPANY, as a Senior Noteholder

                          By:      /s/ R.A. MUCCI
                               -------------------------------------------------
                          Title: Vice President and Treasurer

                          2 East Gilman Street
                          Madison, WI 53703
                          Attention: Investment Department
                          Telephone: 608-257-5612 x5258
                          Facsimile: 608-257-4282



                          FOOTHILL PARTNERS IV, L.P., as a Senior Noteholder


                          By:      /s/ R. MICHAEL BOHANNON
                               -------------------------------------------------
                          Title: Managing Member

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------



                          EVEREST CAPITAL SENIOR DEBT FUND, as a Senior
                          Noteholder


                          By:      /s/ PETER JINKS
                              --------------------------------------
                          Title: Chief Financial Officer

                          By:     /s/ ERIC GRAHAM
                               -------------------------
                          Title: Vice President

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                                   Signature Page to Intercreditor Agreement

                          ABRAMS CAPITAL, LLC, as a Senior Noteholder


                          By:      /s/ DAVID ABRAMS
                                ------------------------------
                          Title: Managing Member

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                          U.S. BANCORP LIBRA, a division of U.S. BANCORP INVESTMENTS, INC., as a Senior Noteholder


                          By:      /s/ ROBERT A. KRUEGER
                                ------------------------------------
                          Title: Vice President

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------




                          RAVICH REVOCABLE TRUST OF 1989, as a Senior Noteholder


                          By:       /s/ JESS RAVICH
                                ------------------------------
                          Title:  Trustee

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                                   Signature Page to Intercreditor Agreement

                          JEFFREY D. BENJAMIN, as a Senior Noteholder


                          By:
                                    --------------------------------------------

                          Title:
                                    --------------------------------------------

                          Address:
                                    --------------------------------------------


                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                                   Signature Page to Intercreditor Agreement

                          TRUSERV CORPORATION


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name: Barbara L.Wagner
                          Title: Vice President

                          GENERAL PAINT & MANUFACTURING COMPANY


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name:  Barbara L.Wagner
                          Title: Vice President

                          TRUSERV ACCEPTANCE COMPANY


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name:  Barbara L.Wagner
                          Title: Vice President

                          TRUSERV LOGISTICS COMPANY


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name:  Barbara L.Wagner
                          Title: Vice President

                          MARYGREEN, LLC


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name:  Barbara L.Wagner
                          Title: Vice President

                          TRUE VALUE.COM CORPORATION


                          By:    /s/ BARBARA L. WAGNER
                                 -----------------------------------------------
                          Name:  Barbara L.Wagner
                          Title: Vice President

                                                                     EXHIBIT A-1


                  [FORM OF PRUDENTIAL MAKE-WHOLE ORIGINAL NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SALE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PARAGRAPH 9G OF THE [AMENDED AND RESTATED PRIVATE SHELF AGREEMENT DATED AS OF NOVEMBER 13, 1997] [NOTE AGREEMENT DATED AS OF APRIL 13, 1992] BETWEEN TRUSERV CORPORATION AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

                               TRUSERV CORPORATION

                            MAKE-WHOLE ORIGINAL NOTE


NOTE NO. ________

MAKE-WHOLE ORIGINAL PRINCIPAL AMOUNT: $_________

ISSUE DATE: _____________

INTEREST RATE:    The Interest Rate for any day, shall be a per annum rate
                  equal to (x) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A.
                  as its "prime rate" plus (y) 5%.

INTEREST PAYMENT DATES: last Business Day of each calendar quarter

FINAL MATURITY DATE: [07/01/12] [11/13/07] [11/13/02] [04/01/07]


      FOR VALUE RECEIVED, the undersigned, TruServ Corporation (herein called the "Company" and formerly known as Cotter & Company), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________________________________, or registered assigns, the principal sum of _______________________ DOLLARS in cash on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable in cash on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 2% over the Interest Rate specified above.

      Payments of principal and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

      This Note is issued in connection with a series of Senior Notes (herein called the "Senior Notes") issued pursuant to [an Amended and Restated Private Shelf Agreement, dated as of November 13, 1997] [Note Agreement dated as of April 13, 1992] (as amended, the "Shelf


                                     A-1-2

Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Shelf Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof. The principal of this Note represents that portion of the Yield Maintenance Amount due in respect of the [TruServ Series] [Cotter & Company] Note due [07/01/12] [11/13/07] [11/13/02] [04/01/07] which has been calculated as the Make-Whole Original Amount under the Intercreditor Agreement. This Note is entitled to all the benefits of a Benefited Party (as defined in the Intercreditor Agreement) under the Guaranty and the Collateral Documents.

      This Note is a registered Note and, as provided in the Shelf Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note and all accrued interest thereon may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement. Notwithstanding anything contained elsewhere herein or in the Shelf Agreement, this Note is due and payable in full in cash upon the occurrence of a "Final True Up Event" as defined in the Intercreditor Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Shelf Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal laws and decisions (as opposed to the conflicts of law provisions) of such State.


                              TRUSERV CORPORATION


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------


                                     A-1-3

                                                                     EXHIBIT A-2


                    [FORM OF SENIOR MAKE-WHOLE ORIGINAL NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SALE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PARAGRAPH 9A OF THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF APRIL 14, 2000 BETWEEN TRUSERV CORPORATION AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO, AS AMENDED FROM TIME TO TIME.

                               TRUSERV CORPORATION

                            MAKE-WHOLE ORIGINAL NOTE

PPN: ______________

NOTE NO. ________

MAKE-WHOLE ORIGINAL PRINCIPAL AMOUNT: $_________

ISSUE DATE: _____________

INTEREST RATE:    The Interest Rate for any day, shall be a per annum rate
                  equal to (x) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A.
                  as its "prime rate" plus (y) 5%.

INTEREST PAYMENT DATES: January 1, April 1, July 1 and December 1

FINAL MATURITY DATE: July 1, 2008


      FOR VALUE RECEIVED, the undersigned, TruServ Corporation (herein called the "Company" and formerly known as Cotter & Company), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________________________________, or registered assigns, the principal sum of _______________________ DOLLARS in cash on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable in cash on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 2% over the Interest Rate specified above.

      Payments of principal and interest are to be made at the main office of UMB, N.A. in Kansas City, Missouri or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

                                     A-2-1

      This Note is issued in connection with a series of Senior Secured Notes (herein called the "Senior Notes") issued pursuant to the Amended and Restated Note Purchase Agreements, dated as of April 14, 2000 (as amended and collectively, the "Note Agreement"), between the Company, on the one hand, and the Purchasers set forth on Schedule 1 thereto, as amended from time to time, on the other hand, and is entitled to the benefits thereof and shall be treated as a "Note" thereunder.

      The principal of this Note represents that portion of the Make-Whole Amount due in respect of the Senior Secured Note due 2008 which has been calculated as the Make-Whole Original Amount under the Intercreditor Agreement.

      This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      This Note is entitled to all the benefits of a Benefited Party (as defined in the Intercreditor Agreement) under the Guaranty and the Collateral Documents.

      In case an Event of Default shall occur and be continuing, the principal of this Note and all accrued interest thereon may be declared or otherwise become due and payable in the manner and with the effect provided in the Note Agreement. Notwithstanding anything contained elsewhere herein or in the Note Agreement, this Note is due and payable in full upon the occurrence of a "Final True Up Event" as defined in the Intercreditor Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Note Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law in such State that would require the application of the laws of a jurisdiction other than such State.

                              TRUSERV CORPORATION


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------


                                     A-2-2

                                                                     EXHIBIT B-1


                   [FORM OF PRUDENTIAL MAKE-WHOLE DELTA NOTE]

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
          1933. THE SALE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN
           RESTRICTIONS CONTAINED IN PARAGRAPH 9G OF THE [AMENDED AND
            RESTATED PRIVATE SHELF AGREEMENT DATED AS OF NOVEMBER 13,
                1997] [NOTE AGREEMENT DATED AS OF APRIL 13, 1992]
  BETWEEN TRUSERV CORPORATION AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

                               TRUSERV CORPORATION

                              MAKE-WHOLE DELTA NOTE

NOTE NO:. __

MAKE WHOLE DELTA PRINCIPAL AMOUNT: $________________

ISSUE DATE: ________________

INTEREST RATE:    This Make-Whole Delta Note will bear interest at the
                  same rate (inclusive of supplemental rates and fees) as payable under the respective Underlying Note (as defined hereinbelow)

INTEREST PAYMENT DATES:  last Business Day of each calendar quarter

FINAL MATURITY DATE: [07/01/12] [11/03/07] [11/13/02] [04/01/07]

FOR VALUE RECEIVED, the undersigned, TruServ Corporation (herein called the "Company" and formerly known as Cotter & Company), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of
_____________________ DOLLARS in cash on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable:

            (i) until the occurrence of the earliest of an Event of Default, the Final Maturity Date or a "Final True-Up Event" (as defined in the Intercreditor Agreement), through the issuance of additional notes ("Additional Securities"); such Additional Securities shall be issued on each Interest Payment Date specified above in an aggregate principal amount equal to the amount of interest payable with respect to this Note and such Additional Securities shall be substantially identical to this Note and

            (ii) in cash on the earliest of an Event of Default, the Final Maturity Date or a "Final True-Up Event" (as defined in the Intercreditor Agreement),

            commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to


                                     B-1-1
time in New York City as its Prime Rate. In case an Event of Default shall occur and be continuing, the principal of this Note and all accrued interest thereon may be declared or otherwise become due and payable in the manner and with the effect provided in the Shelf Agreement.

Payments of principal and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is issued in connection with a series of Senior Notes (herein called the "Senior Notes") issued pursuant to [an Amended and Restated Private Shelf Agreement, dated as of November 13, 1997] [Note Agreement dated as of April 13, 1992] (herein called the "Shelf Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Shelf Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof. The principal of this Note represents that portion of the Yield Maintenance Amount due in respect of the [TruServ Series] [Cotter & Company] Note due [7/1/12] [11/13/07] [11/13/02] [4/1/07] (such Senior Note, the "Underlying Note") which has been calculated as the Make-Whole Delta Amount under the Intercreditor Agreement and shall include all interest paid in kind as set forth above. This Note is entitled to all the benefits of a Benefited Party (as defined in the Intercreditor Agreement) under the Guaranty and the Collateral Documents.

This Note is a registered Note and, as provided in the Shelf Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Shelf Agreement. Notwithstanding anything contained elsewhere herein or in the Shelf Agreement, this Note is due and payable in full in cash upon the occurrence of a "Final True Up Event" as defined in the Intercreditor Agreement

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal laws and decisions (as opposed to the conflicts of law provisions) of such State.

                              TRUSERV CORPORATION


                              By:
                                  -----------------------------------
                              Title:
                                     --------------------------------


                                     B-1-2

                                                                     EXHIBIT B-2

                     [FORM OF SENIOR MAKE-WHOLE DELTA NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SALE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PARAGRAPH 9A OF THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF APRIL 14, 2000 BETWEEN TRUSERV CORPORATION AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO, AS AMENDED FROM TIME TO TIME.

                               TRUSERV CORPORATION

                              MAKE-WHOLE DELTA NOTE

PPN: __________

NOTE NO:. __

MAKE WHOLE DELTA PRINCIPAL AMOUNT: $________________

ISSUE DATE: ________________

INTEREST RATE: This Make-Whole Delta Note will bear interest at the same rate (inclusive of supplemental rates and fees) as payable under the respective Underlying Note (as defined hereinbelow)

INTEREST PAYMENT DATES: January 1, April 1, July 1 and December 1

FINAL MATURITY DATE: July 1, 2008

      FOR VALUE RECEIVED, the undersigned, TruServ Corporation (herein called the "Company" and formerly known as Cotter & Company), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of
_____________________ DOLLARS in cash on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable
(i) in kind on each Interest Payment Date specified above and (ii) in cash on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal and interest are to be made at the main office of UMB, N.A. in Kansas City, Missouri or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

      Until the occurrence of the earlier of an Event of Default under the Note Agreement, the Final Maturity Date or the "Final True-Up Event" (as defined in the Intercreditor Agreement), the Company shall pay any interest on this Note through the issuance of additional notes

("Additional Securities"). Such Additional Securities shall be issued in an aggregate principal amount equal to the amount of interest payable with respect to this Note and such Additional Securities shall be substantially identical to this Note.

      This Note is issued in connection with a series of Senior Secured Notes (herein called the "Senior Notes") issued pursuant to the Amended and Restated Note Purchase Agreements, dated as of April 14, 2000 (as amended and collectively, the "Note Agreement"), between the Company, on the one hand, and the Purchasers set forth on Schedule 1 thereto, as amended from time to time, on the other hand, and is entitled to the benefits thereof and shall be treated as a "Note" thereunder.

      The principal of this Note represents that portion of the Make-Whole Amount due in respect of the Senior Secured Note due 2008 (such Senior Note, the "Underlying Note") which has been calculated as the Make-Whole Delta Amount under the Intercreditor Agreement and shall include all interest paid in kind as set forth above.

      This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      This Note is entitled to all the benefits of a Benefited Party (as defined in the Intercreditor Agreement) under the Guaranty and the Collateral Documents.

      In case an Event of Default shall occur and be continuing, the principal of this Note and any accrued interest thereon may be declared or otherwise become due and payable in the manner and with the effect provided in the Note Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Note Agreement. Notwithstanding anything contained elsewhere herein or in the Note Agreement, this Note is due and payable in full upon the occurrence of a "Final True Up Event" as defined in the Intercreditor Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law in such State that would require the application of the laws of a jurisdiction other than such State.

                              TRUSERV CORPORATION

                              By:
                                  -----------------------------------
                              Title:
                                     --------------------------------



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